UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported: August 3, 2007)

Innophos Holdings, Inc.

(EXACT NAMES OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

Delaware	001-33124	20-1380758
(States or other jurisdictions of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

259 Prospect Plains Road

Cranbury, New Jersey 08512

(Address of Principal Executive Offices, including Zip Code)

(609) 495-2495

(Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.

On August 3, 2007, Innophos issued a press release announcing its financial results for the quarter ended June 30, 2007 and that it will be hosting a live conference call to discuss second quarter 2007 results.  The text of the press release is filed with this report as Exhibit 99.1 and is incorporated by reference in response to this item.

The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Press release dated August 3, 2007 announcing second quarter 2007 financial results and date and time of live conference call.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

INNOPHOS HOLDINGS, INC.

	By:	/s/ Richard Heyse
Date: August 3, 2007	Name: Title:	Richard Heyse Vice President and Chief Financial Officer